UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 24, 2021

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on March 26, 2021, Qi Chen is resigning from the Board of Directors (the “Board”) of Cushman & Wakefield plc (the “Company”). On March 24, 2021, the Board appointed Anthony Miller to replace Ms. Chen, effective on March 26, 2021. Mr. Miller will serve as a Class I director until the expiration of his term on the date of the Company’s annual general meeting of shareholders in 2022 and until his successor is elected and qualified.

Mr. Miller serves as a partner of PAG Asia Capital (“PAG”). Prior to joining PAG, he was a Partner of alternative asset manager Ramius LLC, where he was in charge of their business in Asia and Japan. Previously he was a Managing Director and head of the Hong Kong office for The Carlyle Group and a Managing Director and Head of Corporate Finance of Bear Stearns Asia. Mr. Miller currently serves as a director of Edelweiss Securities Limited. He is also trustee of the American School in Japan and a member of the Council on Foreign Relations, the U.S. Japan Council and the World Economic Forum. Mr. Miller holds a B.A. with honors from Brown University and an M.B.A. with honors from Harvard Business School.

Mr. Miller was designated for appointment to the Board by PAG pursuant to its rights under the Shareholder Agreement, dated as of August 6, 2018, by and among the Company and the shareholders party thereto. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Miller and the Company. As an employee of one of the Company’s principal shareholders, Mr. Miller will not receive any compensation for his service as director. Mr. Miller will, however, enter into the Company’s standard form of deed of indemnity for directors, a copy of which is filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K filed on February 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2021

CUSHMAN & WAKEFIELD PLC

By:	/s/ Brett Soloway
Name:	Brett Soloway
Title:	Executive Vice President, General Counsel and Corporate Secretary